TICOR TITLE INSURANCE                                             LAND CONTRACT
                                                                      FORM 1971
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               THIS CONTRACT, made this 26th day of October, 1994 between Cass
Parties        River Investment Company, a Michigan co-partnership hereinafter
               referred to as "Seller", whose address is   1012 Holland Avenue
                                                           Port Huron, MI 48060

               and Cass River Coatings, Inc., a Michigan Corporation hereinafter referred to as "Purchaser", whose address is 211 Sherman Street
                                                            Vassar, MI 48768

               WITNESSETH:

               1. Seller Agrees:

Description    (a) To sell and convey to Purchaser land in the City of
of Land        Vassar, County of Tuscola, Michigan, described as:



                    See attached schedule "A"


               , hereinafter referred to as "the land", together with all tenements, hereditaments, improvements, and appurtenances, including any lighting or plumbing fixtures, shades, Venetian blinds, curtain rods, storm windows, storm doors, screens, awnings, and now on the land, subject to any applicable building and use restrictions and to any easements affecting the land.

                    (b) That the full consideration for the sale of the land to
               Purchaser is:

               ($ 600,000.00) dollars, of which the sum of Zero Dollars ($ Zero)
               dollars has been paid to Seller prior to the delivery hereof, the receipt of which is hereby acknowledged, and the additional sum of Six Hundred Thousand no/100 ($ 600,000.00 ) dollars, is to be
Terms of       paid to Seller, with interest on any part thereof at any time
Payment        unpaid at the rate of 8 per cent per annum while Purchaser is not in default, and at the rate of 9 per cent per annum, computed upon the balance of the purchase price then unpaid, during the period of any default in payment. Such additional purchase money and interest is to be paid in monthly installments of Seven
               Thousand Two Hundred Seventy-Nine 66/100 7279.66) dollars each, or more at Purchaser's option, on the 1st day of each month, beginning November 1, 1994; such payments to be applied first upon interest and the balance on principal. All of the purchase money and interest shall, however, be fully paid within 10 years from the date hereof, anything herein to the contrary notwithstanding.

Seller's (c)   To execute and deliver to Purchaser or his assigns, upon
Duty to        payment in full of all sums owing hereon, less the amount then
Convey         owing on any unpaid mortgage or mortgages, and the surrender of the duplicate of this contract, a good and sufficient warranty deed conveying title to the land, subject to abovementioned restrictions and easements and to any then unpaid mortgage or mortgages, but free from all other encumbrances, except such as may be herein set forth or shall have accrued or attached since the date hereof through the acts of omissions of persons other than Seller or his assigns.


Furnishing
Evidence
of Title



Purchaser's    2. Purchaser Agrees:
Duties

                    (a) To purchase the land and pay Seller the sum aforesaid, with interest thereon as above provided.

Maintenance    (b) To use, maintain and occupy the land in accordance with
Premises       any and all building and use restrictions applicable thereto.

                    (c) To keep the land in accordance with all police, sanitary or other regulations imposed by any governmental authority.

                    (d) To keep and maintain the land and the buildings thereon in as good condition as they are at the date hereof and not to commit waste, remove or demolish any improvements thereon or otherwise diminish the value of Seller's security, without the written consent of Seller.

To Pay Taxes        (e) To pay all taxes and special assessments hereafter
and Keep       levied on the land before any penalty for non-payment attaches
Premises       thereto, and submit receipts to Seller upon request, as evidence
Insured        of payment thereof; and also at all times to keep the buildings now or hereafter on the land insured against loss and damage, in manner and to an amount approved by Seller, and to deliver the policies as issued to Seller with the premiums fully paid.

Dower               If the wife of Seller has dower rights in the land, she
Rights agrees, by joining in the execution of this contract, to join in executing the deed to be given in fulfillment hereof.



Capacity            Any individual parties hereto represent themselves to be of
of Parties     full age. Any corporate parties hereto represent themselves to be existing corporations with their charters in full force and effect.


Interpretation      The pronouns and relative words herein used are written in
of Contract    the masculine and singular. If, however, more than one person joins in the execution hereof as Seller or Purchaser, or either party be of the feminine sex or a corporation, such words shall be read as if written in plural, feminine or neuter, respectively. The covenants herein shall bind the heirs, devisees, legatees, successors and assigns of the respective parties.


Signatures     Signed, sealed and delivered by the parties in duplicate the day and year first above written.

               IN PRESENCE OF:
               /s/Jori Taylor             /s/Brian J. Molloy, Jr.   (L.S)
               ------------------------   ---------------------------
                  Jori Taylor                Brian J. Molloy, Jr.

                                          /s/Stephen E. Oldford      (L.S)
               ------------------------   ---------------------------
                                             Stephen E. Oldford

                                          /s/Eugene Oldford          (L.S)
               ------------------------   ---------------------------
                                             Eugene Oldford
                                          above three signatures are
                                          Cass River Investment partners


               /s/Carol Sullivan          /s/Jim Lamb                (L.S)
               ------------------------   ---------------------------
                                             Jim Lamb,
                                             Vice President
                                             Cass River Coatings, Inc.

                                          /s/Christan Frampton       (L.S)
                                          ---------------------------
                                             Christan Frampton,
                                             Vice President
                                             Cass River Coatings, Inc.


Individual     STATE OF MICHIGAN
Acknowl-       COUNTY OF                 ss.
edgment


               On this                       day of               19   before me

               appeared

               to me known to be the person     described in and who executed
               the foregoing instrument and acknowledged that     executed the
               same         as free act and deed.


               My commission expires        19
                                                    ----------------------------

                                                    ----------------------------
                                                    Notary Public,
                                                               County, Michigan


Corporate      STATE OF MICHIGAN
Acknowl-       COUNTY OF                 ss.
edgment

               On this                       day of               19   before me

               appeared

               to me personally known, who being by me sworn, did (1)
               say that (2)                         the
                                          of
               the corporation named in and which executed the within instrument, and that the seal affixed to said instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors; and said acknowledged said instrument to be the free act and deed of said corporation.

               My commission expires        19
                                                    ----------------------------

                                                    ----------------------------
                                                    Notary Public,
                                                               County, Michigan
Note: If more than one officer acknowledges insert at (1)
"each for himself," and (2) "they are respectively"

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Instrument                                    Business
Drafted by:                                   Address:
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